Dreyfus Pennsylvania

Municipal Money Market Fund

SEMIANNUAL REPORT March 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                           Dreyfus Pennsylvania

                                                    Municipal Money Market Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Pennsylvania Municipal Money Market Fund, covering the six-month period from October 1, 1999 through March 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Scott Sprauer.

When the reporting period began, international and domestic economies were growing faster than most analysts expected, giving rise to concerns that long-dormant inflationary pressures might re-emerge. Consumers continued to spend heavily, unemployment levels reached new lows and the stock market, while highly volatile, continued to climb.

Because unsustainable economic growth may trigger unwanted inflationary pressures, the Federal Reserve Board raised key short-term interest rates twice more during the reporting period. In total, the Federal Reserve Board has raised short-term interest rates by 125 basis points since late June 1999. While these economic influences adversely affected longer term municipal bonds, they
positively    influenced    tax-exempt    money    market    yields.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Pennsylvania Municipal Money Market Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
April 12, 2000




DISCUSSION OF FUND PERFORMANCE

Scott Sprauer, Portfolio Manager

How did Dreyfus Pennsylvania Municipal Money Market Fund perform during the period?

For the six-month period ended March 31, 2000, the fund produced an annualized tax-exempt yield of 2.96%. Taking into account the effects of compounding, the fund provided an annualized effective yield of 3.00%.(1 )We attribute the fund's performance to higher short-term interest rates implemented by the Federal Reserve Board, which helped enhance tax-exempt money market yields. On the other hand, the effects of higher interest rates were partially offset by high investor demand and a declining supply of newly issued short-term tax-exempt securities.

What is the fund's investment approach?

The fund' s objective is to seek a high level of federal and Pennsylvania state tax-exempt income while maintaining a stable $1.00 share price. We are
especially    vigilant    in    our    efforts    to    preserve    capital.

In pursuing this objective, we employ two primary strategies. First, we attempt to add value by constructing a diverse portfolio of high quality, tax-exempt money market instruments from Pennsylvania issuers. Second, we actively manage the portfolio' s average maturity in anticipation of interest-rate trends and supply-and-demand changes in Pennsylvania's short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the average maturity of the portfolio, which would enable us to purchase new securities with higher yields. Yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities are generally issued with maturities in the one-year range, which will lengthen the portfolio' s average maturity. If we anticipate limited new-issue supply, we may extend the portfolio's average maturity to maintain current yields for as long
as    practi

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

cal.  At  other  times, we try to maintain an average maturity that reflects our
view   of   short-term   interest-rate   trends   and  future  supply-and-demand
considerations.

What other factors influenced the fund's performance?

The fund was primarily influenced by robust U.S. economic growth, rising interest rates and a declining supply of newly issued securities throughout the
six-month    reporting    period.

By the time the reporting period began on October 1, 1999, it was clear that economic growth in the United States and overseas was stronger than many analysts had expected. In the U.S., consumer confidence had reached a 30-year high, oil prices had bounced back from the previous year's lows, and employment was strong, with hourly wages rising. These economic forces raised concerns among fixed-income investors that long-dormant inflationary pressures might re-emerge. In response, the Federal Reserve Board had already increased short-term interest rates twice in June and August, before the start of the six-month reporting period. The Fed then implemented three additional rate hikes in November, February and March -- during the reporting period -- for a total increase of 125 basis points since last summer.

Although these interest-rate increases caused short-term tax-exempt yields to rise throughout the reporting period, tax-exempt money market yields generally rose slightly less than comparable taxable yields over the past six months. That' s because Pennsylvania and many of its municipalities enjoyed higher tax revenues during this period of economic prosperity. As a result, many municipalities had less need to borrow to satisfy their short-term obligations, resulting in a reduced supply of securities.

What is the fund's current strategy?

We have continued to manage the fund's weighted average maturity and portfolio mix according to our interest-rate and supply-and-demand expectations.


Accordingly, when the reporting period began, we adopted a relatively long average maturity to maintain competitive yields during a time of little new issuance. We later allowed the portfolio's average maturity to decline naturally as existing holdings matured, enabling us to capture higher yields during the fourth quarter of 1999, when issuance increased. We again extended the average maturity toward the end of the year to take advantage of market weakness in advance of potential Year 2000 concerns, which ultimately proved unfounded. We ended the reporting period with a weighted average maturity that was solidly in the neutral range relative to our peer group.

Our security selection strategy continued to focus on very high quality, liquid money market instruments from an array of Pennsylvania issuers. Some of the most frequently used instruments included Variable Rate Demand Notes (VRDNs), which feature adjustable yields, short maturities, and afford the portfolio a high degree of liquidity and credit quality. Whenever opportunities arose, we attempted to take advantage of any available municipal notes and commercial paper in order to lock in attractive yields. Of course, portfolio composition will change over time.

April 12, 2000

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-PENNSYLVANIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS


STATEMENT OF INVESTMENTS

March 31, 2000 (Unaudited)

                                                                                             Principal
TAX EXEMPT INVESTMENTS--99.1%                                                               Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Allegheny County Hospital Development Authority, HR

   (South Hills Health System) 3.15%, 4/1/2000
   (LOC; PNC Bank of Ohio)                                                                    2,500,000                2,500,000

Allegheny County Industrial Development Authority,
   Refunding, PCR, VRDN (Duquesne) 3.85%,
   Series A (Insured; AMBAC and LOC; The Bank of New York)                                    5,000,000  (a)           5,000,000

Boyertown Area School District,
   TRAN 3.75%, 6/30/2000                                                                      1,400,000                1,400,497

Bucks County Industrial Development Authority, IDR,
   VRDN (Oxford Falls Project)
   4.06% (LOC; Household Finance Corp.)                                                         900,000  (a)             900,000

Coatesville Authority, Sewer Revenue,
   Refunding 3.40%, 10/15/2000 (Insured; FGIC)                                                  195,000                  193,919

Commonwealth of Pennsylvania, G.O. Notes
   5%, 11/15/2000 (Insured; AMBAC)                                                            1,000,000                1,006,337

Dauphin County General Authority, Revenue, VRDN

   (Allied Health Pooled Financing Program)
   4%, Series B (Insured; FSA and LOC; Credit Suisse)                                         7,000,000  (a)           7,000,000

Delaware County Industrial Development Authority, IDR, CP

   (Philadelphia Electric Co.) 3.75%, 4/1/2000
   (Insured; FGIC and LOC; FGIC)                                                              1,300,000                1,300,000

Doylestown Hospital Authority, HR, VRDN

   (Doylestown) 3.85%, Series B
   (Insured; AMBAC and LOC; PNC Bank)                                                         1,500,000  (a)           1,500,000

East Stroudsburg Area School District,
   Refunding, G.O. Notes

   4%, Series AA, 11/15/2000 (Insured; FGIC)                                                  1,180,000                1,178,164

Emmaus General Authority, Revenue, VRDN
   3.95%, Series D-18 (LOC; Krediet Bank)                                                     3,700,000  (a)           3,700,000

Hermitage, G.O. Notes
   3.40%, 8/15/2000 (Insured; FSA)                                                              220,000                  219,113

Hermitage Municipal Authority,
   Sewer Revenue, Refunding
   3.75%, 2/1/2001(Insured; MBIA)                                                               300,000                  298,172

Indiana County Industrial Development Authority,

   PCR, VRDN (Conemaugh Project)
   3.95%, Series A (LOC; Union Bank of Switzerland)                                           3,000,000  (a)           3,000,000

Lancaster County, VRDN
   3.80%, (Insured; FGIC and LOC; FGIC SPI Liquidity)                                         3,000,000  (a)           3,000,000

Lebanon County Health Facilities Authority,
   Health Center Revenue, VRDN

   (United Church Christ Homes)
   4% (LOC; Allied Irish Banks)                                                               1,800,000  (a)           1,800,000


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Lehigh County Industrial Development Authority, VRDN:

  Industrial and Commercial Development Revenue

      (Radnor/Lehigh Corp. Project)
      4.025% (LOC; Dresdner Bank)                                                             7,795,000  (a)           7,795,000

   PCR (Allegheny Electricity Cooperative Inc.)
      3.85%, Series A (LOC; Rabobank Nederland)zz                                               800,000  (a)             800,000

Montgomery County Industrial Development Authority,
   Revenue, VRDN (Laneko Engineering)
   4.05%, Series A (LOC; First Union National Bank)                                           7,170,000  (a)           7,170,000

New Garden General Authority, Municipal Revenue, VRDN

   (Municipal Pooled Financing Program I)
   3.80% (Insured; AMBAC and LOC; Bank of Nova Scotia)                                        1,500,000  (a)           1,500,000

Pennsylvania Intergovernmental Cooperative Authority,
   Special Tax Revenue, Refunding

   (Philadelphia Funding Program) 4.425% (Insured; FGIC)                                        400,000                  400,280

Pennsylvania Higher Education Assistance Agency
   Student Loan Revenue

      Revenue, Refunding 6.80%, Series A,
         12/1/2000 (Insured; FGIC)                                                            2,915,000                2,961,590

      VRDN 4%, Series B (LOC; Student Loan
         Marketing Association)                                                               2,400,000  (a)           2,400,000

Pennsylvania Higher Educational Facilities Authority,

  Revenue:

    (Association of Independent Colleges and Universities)

         4%, Series D-1, 5/1/2000 (LOC; Allied Irish Banks)                                   1,500,000                1,500,597

      (CICU Financing Program--Saint Francis College)

         3.80%, Series B-7, 11/1/2000 (LOC; Allied Irish Banks)                               4,300,000                4,300,000

      (College and University Revenues--University of the Arts)

         3.80%, 3/15/2001 (LOC; Asset Guaranty)                                                 275,000                  271,368

      (Mount Aloysius College) 3.758%, Series C-3,
         11/1/2000 (LOC; Allied Irish Banks)                                                  1,300,000                1,300,000

      VRDN, Refunding, Revenue (Carnegie Mellon University)

         3.95%, Series B (LOC; Morgan Guaranty Trust Co.
         and Union Bank of Switzerland)                                                       3,800,000  (a)           3,800,000

Pennsylvania Industrial Development Authority,
   Revenue, Prerefunding 6.80%, Series A, 1/1/2001                                            1,000,000                1,019,027

Philadelphia Authority for Industrial Development,
   Revenue, VRDN:

      (Institute for Cancer Research Project)
         3.95% (LOC; Morgan Guaranty Trust Co.)                                               1,000,000  (a)           1,000,000

      (Fox Chase Cancer Center Project)
         3.95% (LOC; Morgan Guaranty Trust Co.)                                               1,000,000  (a)           1,000,000

Philadelphia Gas Works, Revenue, CP 3.85%,
   Series C, 5/12/2000 (LOC; Morgan Guaranty Trust Co.)                                       2,500,000                2,500,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Philadelphia Parking Authority, Parking Revenue,
   Refunding 4.40%, 9/1/2000 (Insured; AMBAC)                                                 1,065,000                1,066,800

Philadelphia School District, TRAN 4%, Series A,
   6/30/2000 (LOC; First Union National Bank)                                                 2,000,000                2,002,621

Robinson Township, Refunding, G. O. Note
   5%, 11/1/2000 (Insured; AMBAC)                                                               135,000                  135,570

Schuylkill County Industrial Development Authority,
   RRR, Refunding, VRDN (Northeastern Power Co.):

      4%, Series A, (LOC; Credit Local De France)                                             1,200,000  (a)           1,200,000

      4.10%, Series B, (LOC; Credit Local De France)                                          1,000,000  (a)           1,000,000

Temple University of the Commonwealth
   System of Higher Education,

   Pennsylvania University Funding Obligation
   3.15%, 5/12/2000                                                                           3,000,000                3,000,000

Venango Industrial Development Authority,
   RRR, CP (Scrubgrass Power Corp. Project)

      3.65%, 4/14/2000 (LOC; National Westminster Bank)                                       1,300,000                1,300,000

      3.70%, 4/10/2000 (LOC; National Westminster Bank)                                       2,900,000                2,900,000

      3.85%, Series A, 5/18/2000
         (LOC; National Westminster Bank)                                                     4,300,000                4,300,000

      3.95%, Series A, 5/16/2000
         (LOC; National Westminster Bank)                                                     5,000,000                5,000,000

Westmoreland County Airport Authority, Revenue
   4.65%, 9/1/2000 (Insured; FSA)                                                               120,000                  120,195

York Suburban School District, G. O. Note
   3.55%, 2/15/2001 (Insured; FGIC)                                                             200,000                  197,721
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $ 95,935,902)                                                             99.1%               95,936,971

CASH AND RECEIVABLES (NET)                                                                          .9%                  918,487

NET ASSETS                                                                                       100.0%               96,855,458


Summary of Abbreviations

AMBAC                     American Municipal Bond

                             Assurance Corporation
CP                        Commercial Paper

FGIC                      Financial Guaranty Insurance

                             Company

FSA                       Financial Security Assurance

GO                        General Obligation

HR                        Hospital Revenue

IDR                       Industrial Development Revenue

LOC                       Letter of Credit

PCR                       Pollution Control Revenue

RRR                       Resources Recovery Revenue

TRAN                      Tax and Revenue Anticipation

                             Notes

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1                      SP1+/SP1, A1+/A1                                 72.6

AAA/AA (b)                       Aaa/Aa (b)                      AAA/AA (b)                                       17.6

Not Rated (c)                    Not Rated (c)                   Not Rated (c)                                     9.8

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.

(B)  NOTES WHICH ARE NOT F, MIG OR SP RATED ARE REPRESENTED BY BOND RATINGS OF
     THE ISSUERS.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD &
     POOR'S, HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO
     THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  95,935,902  95,936,971

Cash                                                                    217,906

Interest receivable                                                     762,760

Prepaid expenses and other assets                                        12,636

                                                                     96,930,273
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            43,304

Accrued expenses and other liabilities                                   31,511

                                                                         74,815
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       96,855,458
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      96,882,992

Accumulated net realized gain (loss) on investments                    (28,603)

Accumulated gross unrealized appreciation
   of investments                                                        1,069
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      96,855,458
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
                                                                     96,882,992

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended March 31, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      1,880,074

EXPENSES:

Management fee--Note 2(a)                                              259,093

Shareholder servicing costs--Note 2(b)                                  41,965

Professional fees                                                       16,142

Prospectus and shareholders' reports                                     8,860

Custodian fees                                                           6,359

Registration fees                                                        4,621

Trustees' fees and expenses-Note 2(c)                                    3,982

Miscellaneous                                                            3,610

TOTAL EXPENSES                                                         344,632

INVESTMENT INCOME--NET                                               1,535,442
--------------------------------------------------------------------------------

NET UNREALIZED APPRECIATION ON INVESTMENTS ($)                           1,069

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,536,511

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           March 31, 2000          Year Ended
                                              (Unaudited)  September 30, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,535,442           2,845,447

Net unrealized appreciation (depreciation) of investments  1,069          --

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   1,536,511            2,845,447
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (1,535,442)          (2,845,447)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                  68,829,536         137,389,922

Dividends reinvested                            1,459,324           2,686,228

Cost of shares redeemed                      (76,732,343)        (163,576,192)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS      (6,443,483)         (23,500,042)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (6,442,414)         (23,500,042)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           103,297,872         126,797,914

END OF PERIOD                                  96,855,458         103,297,872

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                            March 31, 2000                                Year Ended September 30,
                                                                    ----------------------------------------------------------------
                                                (Unaudited)         1999          1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                1.00          1.00          1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                                 .015          .026          .030          .030           .030          .034

Distributions:

Dividends from
   investment income--net                             (.015)        (.026)        (.030)        (.030)         (.030)        (.034)

Net asset value, end of period                        1.00          1.00          1.00          1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      2.97(a)       2.60          3.05          3.03           3.04          3.50
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .66(a)        .65           .65           .66            .68           .42

Ratio of net investment income

   to average net assets                              2.96(a)       2.57          3.01          2.99           3.00          3.45

Decrease reflected in above
   expense ratios due to
   undertakings by The
   Dreyfus Corporation                                  --           --           --            --              .01           .27
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       96,855      103,298       126,798       131,051        151,918       142,731

(A) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Pennsylvania Municipal Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and Pennsylvania state income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation (" DSC" ), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments
represents    amortized    cost.

Under the terms of the custody agreement, the fund received net earnings of $4,510 during the period ended March 31, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $29,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 1999. If not applied, $100 of the carryover expires in fiscal 2000, $3,600 expires in fiscal 2003, $17,800 expires in fiscal 2004, $2,500 expires in fiscal 2006 and $5,000 expires in fiscal 2007.

At March 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 2--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses DSC, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended March 31, 2000, the fund was charged $17,040 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2000, the fund was charged $14,515 pursuant to the transfer agency agreement.

(c) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000. The Chairman of the Board receives an additional 25% of such compensation.


                                                           For More Information

Dreyfus Pennsylvania Municipal Money
Market Fund
200 Park Avenue
New York, NY 10166

  Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

  Custodian

The Bank Of New York
100 Church Street
New York NY 10286

  Transfer Agent &
  Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

  Distributor

Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   104SA003